UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007

Belden CDT Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 Forsyth Boulevard, Suite 800 St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On February 16, 2007, Belden CDT Inc. (“we” or the “Company”) entered into a First Amendment to Credit Agreement and Waiver (“First Amendment”) to our January 2006 credit agreement (as so amended, the "Credit Agreement"), with Belden Wire & Cable Company, Belden CDT Networking, Inc., Nordx/CDT Corp., Thermax/CDT, Inc., Belden Holdings, Inc., Belden Technologies, Inc., Belden Inc. and CDT International Holdings Inc., as Guarantors, Wachovia Bank, National Association, as administrative agent and on behalf of the lenders party thereto (collectively, the “Lenders”). The First Amendment expands the availability under the Company’s revolving line of credit from $165 million to $225 million and increases the size of the accordion feature of the Credit Agreement to permit additional revolving loans or term loans at the Company’s request in an aggregate amount of up to $125 million. There are procedures, including limitations on the timing and increments, associated with such a commitment increase request. The First Amendment also includes a waiver of events of default under the Credit Agreement which arose in connection with the Company’s non-compliance with certain non-payment covenants under the note purchase documents referenced in Item 1.02 below. The First Amendment also revised and added other terms, including adding a covenant to maintain minimum liquidity under certain circumstances and revisions to certain covenants under the Credit Agreement.

With respect to the Lenders, we have or may have had customary banking relationships based on the provision of a variety of financial services, including investment banking, underwriting, lending, commercial banking and other advisory services.

The foregoing is only a summary of certain terms and conditions of the First Amendment and is qualified in its entirety by reference to the First Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

We described the material terms of our Credit Agreement prior to the First Amendment in Note 14 to our audited financial statements, which was filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and incorporate that description herein by this reference, appropriately modified as set forth above. Such description is only a summary of certain terms and conditions of our Credit Agreement prior to the First Amendment and is qualified in its entirety by reference to such Credit Agreement, which is listed as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

On February 14, 2007, Belden Inc. (“Belden”), a wholly owned subsidiary of the Company, formally notified the holders of the following notes of its intention to prepay such notes pursuant to the related note purchase agreements:

•

Belden’s 6.92% Senior Notes, Series 1997-A issued pursuant to a Note Purchase Agreement dated as of August 1, 1997, among Belden and each of the purchasers named in Schedule A thereto, as amended by that certain First Amendment dated as of September 1, 1999 (the “1997 Notes”); and

•

Belden’s 7.95% Senior Notes, Series C, issued pursuant to a Note Purchase Agreement dated as of September 1, 1999 among Belden and each of the purchasers named in Schedule A thereto (the “1999 Notes” and, together with the 1997 Notes, the “Notes”).

On February 16, 2007, Belden prepaid in full the Notes in the following amounts:

•

$45,958,794 with respect to the 1997 Notes, representing the outstanding principal amount of $45,000,000, together with interest and a specified make-whole amount due in connection with the prepayment; and

•

$18,670,026 with respect to the 1999 Notes, representing the outstanding principal amount of $17,000,000, together with interest and a specified make-whole amount due in connection with the prepayment.

The Company had recently determined that Belden had not been in compliance with certain of the covenants under the note purchase agreements, and elected to have Belden prepay the Notes instead of pursuing other alternatives. On February 9, 2007, Belden notified the holders of the Notes of its determination to prepay the Notes, and requested the holders to waive the requirement under the related note purchase agreements that Belden provide 30-days notice prior to any optional prepayment. Belden received the last of such waivers effective as of February 14, 2007.

We described the material terms of the Notes in Note 14 to our audited financial statements, which was filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and incorporate that description herein by this reference.. Such description is only a summary of certain terms and conditions of the Notes and is qualified in its entirety by reference to the related note purchase agreements, which are listed as Exhibits 4.1 through 4.4 and are incorporated herein by reference.

Item 2.03           Creation of a Direct Financial Obligation, or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report is incorporated by reference in response to this Item.

Item 9.01           Financial Statements and Exhibits

(d)	Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN CDT INC.

Date: February 22, 2007	By:	/s/ Kevin Bloomfield
	Name:	Kevin Bloomfield
	Title:	Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
4.1

Note Purchase Agreement, dated as of August 1, 1997, providing for up to $200,000,000 aggregate principal amount of Senior Notes issuable in series, with an initial series of Senior Notes in the aggregate principal amount of $75,000,000, between Belden Inc. as issuer and, as purchasers, Swanbird and Company, Mutual of Omaha Insurance Company, Nationwide Mutual Insurance Company, State Farm Life Insurance Company, Gerlach and Company and Cudd and Company (incorporated by reference to Exhibit 4.4 to the Annual Report of Belden Inc. (“Belden”) on Form 10-K for the year ended December 31, 1997 filed on March 25, 1998)

4.2

First Amendment to Note Purchase Agreement listed above as Exhibit 4.7, dated as of September 1, 1999 (incorporated by reference to Exhibit 4.5 to Belden’s Annual Report on Form 10-K for the year ended December 31, 1999 filed on March 24, 2000)

4.3

Amended and Restated Series 1997-A Guaranty of Belden Wire & Cable Company and Cable Systems International Inc. (later Belden Inc.) dated as of September 1, 1999, pertaining to the First Amendment to Note Purchase Agreement listed above as Exhibit 4.8 (incorporated by reference to Exhibit 4.6 to Belden’s Annual Report on Form 10-K for the year ended December 31, 1999 filed on March 24, 2000)

4.4

Note Purchase Agreement, dated as of September 1, 1999, providing for $125,000,000 aggregate principal amount of Senior Notes issuable in series, with three series of Senior Notes in the principal amounts of $64,000,000, $44,000,000, and $17,000,000, respectively, between Belden Inc. as issuer and, as purchasers, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, United of Omaha Life Insurance Company, American United Life Insurance Company, The State Life Insurance Company, Ameritas Variable Life Insurance Company, Modern Woodmen of America, Woodmen Accident and Life Company, Chimebridge and Company and Pru and Company (incorporated by reference to Exhibit 4.7 to Belden’s Annual Report on Form 10-K for the year ended December 31, 1999 filed on March 24, 2000)

10.1

Credit Agreement dated as of January 24, 2006 among Belden CDT Inc., as Borrower, Belden Wire & Cable Company, Belden CDT Networking, Inc., Nordx/CDT Corp., Thermax/CDT, Inc., Belden Holdings, Inc., Belden Technologies, Inc., Belden Inc. and CDT International Holdings Inc., as Guarantors, the Lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent (incorporated by reference to Exhibit 10.1 Belden’s Current Report on Form 8-K filed on January 27, 2006)

10.2

First Amendment to Credit Agreement and Waiver (“First Amendment”) dated as of February 16, 2007 among Belden CDT Inc., as Borrower, Belden Wire & Cable Company, Belden CDT Networking, Inc., Nordx/CDT Corp., Thermax/CDT, Inc., Belden Holdings, Inc., Belden Technologies, Inc., Belden Inc. and CDT International Holdings Inc., as Guarantors, and Wachovia Bank, National Association, as Administrative Agent and on behalf of the Lenders party thereto